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                                                                    EXHIBIT 23.4

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement.


                                    /s/ Schenck & Associates, SC

Green Bay, Wisconsin
September 18, 1997